SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)   April 24, 2003

Specialty Laboratories, Inc.

(Exact name of registrant as specified in charter)

California	001-16217	95-2961036
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2211 Michigan Avenue, Santa Monica, California	90404
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code   (310) 828-6543

(Former name or former address, if changed since last report.)

ITEM 7      FINANCIAL STATEMENTS AND EXHIBITS

(c)	Exhibits	The following document is filed as an exhibit to this report:

	99.1	Press Release dated April 24, 2003.

ITEM 9      REGULATION FD DISCLOSURE

This information is being furnished under Item 12 of Form 8-K and is being presented under Item 9 in accordance with the Securities and Exchange Commission’s interim guidance regarding Form 8-K Item 12 filing requirements, as set forth in Release No. 33-8216.

On April 24, 2003, Specialty Laboratories, Inc., (the “Registrant”) announced financial results for the first quarter ended March 31, 2003.  A copy of the press release issued by the Registrant on April 24, 2003 concerning the foregoing matter is filed herewith as Exhibit 99.1 and is incorporated herein by reference.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Specialty Laboratories, Inc.

Date: April 24, 2003	By:	/s/ FRANK J. SPINA
Frank J. Spina,
Chief Financial Officer

EXHIBIT INDEX

Exhibits	The following document is filed as an exhibit to this report:

99.1	Press Release dated April 24, 2003.